SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



         DATE OF REPORT (Date of earliest event reported): June 1, 1999


                       AMERICAN HOME PRODUCTS CORPORATION
             (Exact name of registrant as specified in its charter)



    Delaware                          1-1225                     13-2526821
(State or other                     (Commission                (IRS Employer
jurisdiction of incorporation)      File Number)             Identification No.)




Five Giralda Farms, Madison, New Jersey                               07940
(Address of Principal Executive Offices)                            (Zip Code)




Registrant's telephone number, including area code: 973-660-5000



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Item 5.  Other Events.

     On June 1, 1999, American Home Products Corporation ("AHP") announced that its expected earnings will be lower than earlier estimates due to shortfalls in its agricultural products business and the livestock segment of its animal health business. AHP issued a press release concerning such lower expected earnings which is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits

         (99) Press Release dated June 1, 1999.




                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       AMERICAN HOME PRODUCTS CORPORATION


                                       By: /s/ Paul J. Jones
                                       Vice President and Comptroller
                                       (Duly Authorized Signatory and
                                       Chief Accounting Officer)



Dated:  June 2, 1999

                                  EXHIBIT INDEX



         (99) Press Release dated June 1, 1999.